Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

(AIUP)	FINQ FIRST U.S. Large Cap AI-Managed Equity ETF
(AINT)	FINQ DOLLAR NEUTRAL U.S. Large Cap AI-Managed Equity ETF

(the “Funds”)

Each listed on NYSE Arca, Inc.

March 9, 2026

Supplement to the Summary Prospectuses, each dated February 4, 2026,

Statutory Prospectus, and Statement of Additional Information (the “SAI”)

each dated February 2, 2026

Effective immediately, the following is added to the section titled “Management – Portfolio Managers – Sub-Adviser” of each Summary Prospectus and on pages 6 and 14 of the Prospectus, directly following the existing disclosure related to Dan Solomon:

Eran Shoshani, Portfolio Manager of the Sub-Adviser, has been a portfolio manager of the Fund since March 2026.

__________

Effective immediately, the disclosure in the section titled “Management – Portfolio Managers” on page 21 of the Prospectus, is deleted and replaced in its entirety with the following:

Portfolio Managers

Dan Solomon, since the Funds’ inception in February 2026, and Eran Shoshani, since March 2026, have been primarily responsible for the day-to-day management of the Funds, and Charles A. Ragauss, CFA, since the Fund’s inception, has overseen trading and execution for each Fund.

Dan Solomon, Portfolio Manager for the Sub-Adviser

Mr. Solomon is an Israeli-licensed portfolio manager with over six years’ experience in equity research, investment strategy and portfolio management. He joined the Sub-Adviser in June 2024 and currently serves as an Equity Research Analyst, leading company-level analysis and supporting fund strategy development. Prior to joining the Sub-Adviser, Mr. Solomon spent nearly six years at Infinity Investment Group, a wealth management firm, where he managed portfolios for high net worth individuals and corporate clients, with responsibilities including developing tailored investment plans, conducting deep-dive equity and asset allocation analyses, financial modeling and identifying macro and sector-specific investment opportunities. Mr. Solomon received a Bachelor of Arts degree in Business Administration and Finance from Reichman University, Herzliya, Tel Aviv District, Israel in 2018.

Eran Shoshani, Portfolio Manager for the Sub-Adviser

Mr. Shoshani is an Israeli-licensed portfolio manager with over eight years of experience in investment research and portfolio management. He joined the Sub-Adviser in November 2025 and currently serves as a Senior Investment Analyst. Prior to joining the Sub-Adviser, Mr. Shoshani spent two years at eToro, a global trading and investment platform, as an Investment Research Analyst, where he contributed to investment strategy development and thematic research. Earlier in his career, he served as an Analyst, Hedge Fund Manager at Infinity Investment Group, a wealth management firm, for three years overseeing fund strategy and structured product development. Mr. Shoshani also served as a Securities Lending Manager and Trader at Union Bank for two years. Mr. Shoshani received an MBA in Business Analytics, Finance, and Strategy from The Open University of Israel in 2019 and a B.Sc. in Aerospace Engineering from the Technion – Israel Institute of Technology in 2014.

Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Mr. Ragauss serves as Portfolio Manager of the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development, bringing to market some of the first actively-managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

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Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 17 of the SAI is deleted in its entirety and replaced with the following disclosure:

The Funds are managed by Dan Solomon and Eran Shoshani, Portfolio Managers for the Sub-Adviser, and Charles A. Ragauss, Portfolio Manager for the Adviser.

__________

Effective immediately, the disclosure in the section titled “Portfolio-Managers – Other Accounts” on page 17 of the SAI, is deleted and replaced in its entirety with the following:

Other Accounts. In addition to the Funds for which each serve as portfolio manager, as noted below, the portfolio managers managed the following other accounts as of December 31, 2025:

Dan Solomon, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	22	$0.54	0	$0

* Other accounts reflect those managed by Mr. Solomon on behalf of clients of an affiliate of the Sub-Adviser.

Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

Eran Shoshani, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts*	22	$0.54	0	$0

* Other accounts reflect those managed by Mr. Shoshani on behalf of clients of an affiliate of the Sub-Adviser.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	101	$21,028	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Effective immediately, the disclosure in the section titled “Portfolio-Managers – Portfolio Manager Compensation” on page 18 of the SAI, is deleted and replaced in its entirety with the following:

Portfolio Manager Compensation. Messrs. Solomon and Shoshani are compensated by the Sub-Adviser with a fixed global salary, which is not contingent upon the performance of the investments or the funds.

Mr. Ragauss is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. Mr. Ragauss is an equity owner of the Adviser and therefore may benefit indirectly from the revenue generated by the Funds’ Advisory Agreement with the Adviser.

Please retain this Supplement for future reference.

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